Exhibit 27(p):  Powers of Attorney
POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form     N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
 Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 24 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Youssef A. Blal
Youssef A. Blal, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 24 day of February 2025, by Youssef A. Blal.
MELISSA O’DONNELL NOTARY PUBLIC – MINNESOTA My Commission Expires Jan. 31, 2030 Notary Public	/s/ Melissa O’Donnell Notary Public, State of Minnesota Commission Expires Jan. 31, 2030

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form    N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
          Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 28 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Neha Jha
Neha Jha, Director

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form    N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
          Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 24th day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Michael R. Katz
Michael R. Katz, Director and Chief Financial Officer

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form    N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
           Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 21 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Amelia J. Vaillancourt
Amelia J. Vaillancourt, Director and President

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/Joseph Newfeld  Second Witness Signs:  /s/Christine Fullmore
Printed name of witness:  Joseph Newfeld  Printed name of witness:  Christine Fullmore

State of North Carolina)
County of Mecklenburg) ss

Personally Appeared Amelia J. Vaillancourt, Signer and Sealer of the foregoing instrument, and acknowledged the same to be her free act and deed, before me.
/s/Phyllis Stamey Notary Public PHYLLIS STAMEY Notary Public – North Carolina Mecklenburg County My Commission Expires Sept 13, 2025	Phyllis Stamey Notary Public, State of North Carolina Commission Expires September 13, 2025

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form    N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
           Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 24 day of February  2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Mona M. Zielke
Mona Zielke, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/Sharon A. Zielke Second Witness Signs:  /s/Landis Y. Pettus
Printed name of witness:  Sharon A. ZielkePrinted name of witness:  Landis Y. Pettus

State of Florida   )
County of Lee     )

Personally Appeared Mona Zielke, Signer and Sealer of the foregoing instrument, and acknowledged the same to be her free act and deed, before me who appeared physically before me and produced driver license.
/s/Landis Y. Pettus Notary Public	Landis Y. Pettus Notary Public, State of Florida Commission Expires 5/23/2026
LANDIS Y. PETTUS
Notary Public – State of Florida
Commission # HH 261634
My Comm. Expires May 23, 2026
Bonded through National Notary Assoc.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form         N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
          Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 24 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

/s/Tony D. Oh
Tony D. Oh, Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/Annes Oh  Signature of Witness #1
Annes Oh Printed or typed name of Witness #1
6778 Encore Blvd. Address of Witness #1
Sandy Springs, GA 30228

/s/Ashley Oh  Signature of Witness #2
Ashley Oh Printed or typed name of Witness #2
6778 Encore Blvd  Address of Witness #2
Sandy Springs, GA 30228